Exhibit 99.1

TWO Stockholders Approve CrossCountry Merger

TWO Common Stockholders to Receive $12.00 Per Share in Cash, Plus Pro-Rated Stub Dividend

New York, July 2, 2026 – TWO (Two Harbors Investment Corp., NYSE: TWO), an MSR-focused REIT, today announced, based on the preliminary vote count, that its common stockholders voted to approve the previously announced merger with CrossCountry Mortgage, LLC (“CCM”) at the reconvened Special Meeting of Stockholders held on July 2, 2026. The voting results described above are preliminary and remain subject to final certification by the independent inspector of elections. TWO intends to report the final, certified voting results in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission.

Under the terms of the Agreement and Plan of Merger, dated March 27, 2026, as amended (the “CCM Merger Agreement”), CrossCountry Merger Corp., a wholly owned subsidiary of CCM, will merge with and into TWO, with TWO surviving the merger as a wholly owned subsidiary of CCM.

Transaction Consideration

Pursuant to the CCM Merger Agreement, at the effective time of the CCM transaction, each outstanding share of TWO common stock, par value $0.01 per share, will be converted into the right to receive $12.00 per share in cash, without interest. In addition, TWO common stockholders will receive a pro-rated stub dividend for the portion of the quarter in which the closing occurs, calculated based on TWO’s most recent quarterly dividend and the number of days elapsed in the quarter through and including the day prior to closing. Holders of TWO’s Series A, Series B and Series C preferred stock will have their shares redeemed following the closing of the CCM transaction at $25.00 per share, plus any accumulated and unpaid dividends, in accordance with the terms of the preferred stock.

Closing and Next Steps

The CCM transaction continues to advance toward closing. On May 21, 2026, the parties received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, clearing the transaction from a federal antitrust perspective. In addition, 48 of the 53 required state regulatory and agency approvals have been received. Completion of the CCM transaction remains subject to the satisfaction of other customary closing conditions, including the receipt of the remaining state regulatory and agency approvals. The CCM transaction is expected to close in August 2026, subject to the satisfaction of these remaining closing conditions.

Advisors

Houlihan Lokey Capital, Inc. is serving as financial advisor and PJT Partners is serving as strategic advisor to TWO. Jones Day is serving as legal counsel and D.F. King & Co., Inc. is serving as proxy solicitor to TWO. Citi is acting as exclusive financial advisor and Simpson Thacher & Bartlett LLP is acting as legal counsel to CCM. Innisfree is acting as proxy advisor to CCM.

About TWO

TWO (Two Harbors Investment Corp., NYSE: TWO), a Maryland corporation, is a real estate investment trust that invests in mortgage servicing rights, residential mortgage-backed securities and other financial assets. TWO is headquartered in St. Louis Park, MN.

About CCM

CrossCountry Mortgage is the nation’s number one distributed retail mortgage lender with more than 9,000 employees operating over 1,000 branches and servicing loans across all 50 states, D.C. and Puerto Rico. Our company has been recognized ten times on the Inc. 5000 list of America’s fastest-growing private businesses and has received many awards for our standout culture. We offer more than 120 mortgage purchase, refinance and home equity solutions – ranging from conventional and jumbo mortgages to government-insured programs from FHA and programs for Veterans and rural homebuyers – and we are a direct lender and approved seller and servicer by Freddie Mac, Fannie Mae, and Ginnie Mae NMLS #3029. Through our dedication to getting it done, we make every mortgage feel like a win. For more information, visit crosscountrymortgage.com

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the CCM transaction, TWO’s and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the CCM transaction, the ability of the parties to complete the CCM transaction considering the various closing conditions, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release that address activities, events or developments that TWO or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this press release. These include, among other things: the expected timing and likelihood of completion of the CCM transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the CCM transaction; the potential failure to receive, on a timely basis or otherwise, the required approvals for the CCM transaction, and the potential failure to satisfy the other conditions to the consummation of the CCM transaction in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the CCM transaction; the risk that any announcements relating to the CCM transaction could have adverse effects on the market price of TWO common stock; the outcome of any legal proceedings relating to the CCM transaction, including stockholder litigation in connection with the CCM transaction; and that TWO may be adversely affected by other economic, business or competitive factors. All such factors are difficult to predict and are beyond the control of TWO and CCM, including those detailed in TWO’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on TWO’s website at www.twoinv.com/investors and on the SEC’s website at www.sec.gov.

Each of the forward-looking statements of TWO is based on assumptions that TWO believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and TWO does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Contact

TWO Investor Relations

investors@twoinv.com